UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2020

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2020 (the “Effective Date”), Nabriva Therapeutics Ireland Designated Activity Company (the “Company”), a wholly owned subsidiary of Nabriva Therapeutics plc (“Nabriva Therapeutics”), entered into a Sales Promotion and Distribution Agreement (the “Distribution Agreement”) with MSD International GmbH (“MSD”) and Merck Sharp & Dohme Corp. (“Supplier”), each a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA. Under the Distribution Agreement, upon satisfaction of certain specified conditions described below, MSD appointed the Company as its sole and exclusive distributor of certain products containing tedizolid phosphate as the active ingredient (marketed and sold by Supplier and MSD prior to the Effective Date under the trademark SIVEXTRO®) for injection, intravenous use and oral use in final packaged form labeled with the Company’s National Drug Code numbers (the “Products”) in the United States of America and its territories (the “Territory”). SIVEXTRO is an oxazolidinone-class antibacterial indicated in adults and pediatric patients 12 years of age and older for the treatment of acute bacterial skin and skin structure infections caused by certain susceptible Gram-positive microorganisms.

Under the Distribution Agreement and subject to fulfillment of certain conditions (including the Company having engaged sufficient sales representatives, restrictions relating to travel and physician office access in the Territory due to COVID-19 having continued to decrease in a sufficient portion of the Territory so as not to hinder the successful detailing of the Products, and other conditions specified in the Distribution Agreement), the Company is granted the right by MSD initially to promote the Products in the Territory and, upon satisfaction of additional conditions, including an increase in sales representatives, the right to exclusively distribute the Products in the Territory, including the sole right and responsibility to fill orders with respect to the Products in the Territory. The Company is granted the right by MSD to use certain trademarks applicable to the Products in connection with the promotion and distribution of the Products by the Company. MSD and, as applicable, its affiliates retain ownership of all trademarks and all patents to the Products and the marketing authorizations and rights to certain know-how relating to the Products in the Territory. Supplier will sell, and the Company agreed to purchase, the Products at specified prices in such quantities as may be specified by the Company, subject to certain limitations, in one or more purchase orders. Subject to applicable law, the Company is entitled to determine the final selling prices of the Products charged by the Company to its customers at its sole discretion, subject to an overall annual limit on price increases, and will be solely responsible for sales contracting and all market access activities, including bidding, hospital listing and reimbursement. The Company expects to fulfill all of the relevant conditions to have the Company to begin distribution of the Products as early as January 1, 2021. Neither party made an upfront payment to the other in connection with entering into the Distribution Agreement.

The Company is responsible for all costs related to the promotion, sale and distribution of the Products by the Company, as well as all costs required to meet the Company’s staffing obligations under the Distribution Agreement. The Company is obligated to use commercially reasonable efforts to promote and distribute the Products and to maximize the sales of the Products throughout the Territory. The Company has agreed to employ a sales force or retain the services of a contract sales organization to fulfill its obligations under the Distribution Agreement.

Unless earlier terminated, the Distribution Agreement will continue until December 31, 2023, and shall be automatically extended for successive additional periods of 36 months each unless either party provides written notice to the other party that it elects not to renew the Distribution Agreement at least 12 months prior to the end of the then-current period. MSD has the right to terminate the Distribution Agreement upon 30 days’ notice to the Company if the Company has not achieved specified promotion and distribution targets by specified dates (subject, in certain cases, to specified cure periods), and has the right to terminate the Distribution Agreement immediately if the Company is subject to a change in control. In addition, MSD has the right to terminate the Distribution Agreement on a stock keeping unit-by-stock keeping unit basis in the event of certain Product discontinuances. Either party may, subject to specified cure periods, terminate the Distribution Agreement in the event of the other party’s uncured material breach. Either party may also terminate the Distribution Agreement under specified circumstances relating to the other party’s insolvency or certain changes in law.

The Distribution Agreement contemplates that the Company will enter in ancillary arrangements with MSD, including a transition services agreement, pharmacovigilance agreement and quality agreement.

The foregoing description of certain terms of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement that the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

Item 7.01 Regulation FD Disclosure.

On July 15, 2020, Nabriva Therapeutics announced the entry into the Distribution Agreement with MSD and the Supplier. The related press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 15, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-looking Statements

Any statements in this Form 8-K about future expectations, plans and prospects for Nabriva Therapeutics, including but not limited to statements about fulfillment of conditions for granting the Company the right to exclusively distribute and promote the Products, the potential benefits under its sales promotion and distribution agreement with MSD, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s ability to execute on it promotion and distribution plans under the Distribution Agreement, the Company’s ability to secure a sales force or a contract sales organization to fulfill its obligations under the Distribution Agreement, it reliance on third parties and such other important factors as are set forth under the caption “Risk Factors” in Nabriva Therapeutics’ annual and quarterly reports on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K represent Nabriva Therapeutics’ views as of the date of this Form 8-K. Nabriva Therapeutics anticipates that subsequent events and developments will cause its views to change. However, while Nabriva Therapeutics may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Nabriva Therapeutics’ views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: July 15, 2020	By:	/s/ Gary Sender
Gary Sender
Chief Financial Officer